Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	SPRD
Entity Registrant Name	SPREADTRUM COMMUNICATIONS INC
Entity Central Index Key	0001287950
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	140,982,259

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 193,214,987	$ 81,185,639
Restricted cash	69,907,475	20,496,230
Short-term deposit	72,494,604	125,340,724
Accounts receivable	10,707,125	6,073,855
Inventories	93,222,004	73,516,747
Deferred costs	64,689,930	59,579,391
Deferred tax assets	2,913,678	1,669,670
Prepayment, other receivables and other current assets, net of allowance of $1,611,000 for an other receivable from a 3rd party of $1,673,677 as of December 31, 2010 and 2011	14,333,897	16,957,153
Total current assets	521,483,700	384,819,409
Property and equipment, net	41,526,660	28,597,363
Acquired intangible assets, net	58,370,481	36,447,954
Long-term investments	13,494,327	9,467,299
Deferred tax assets	819,404	794,138
Long-term deposit		45,298,746
Goodwill	36,208,295	2,000,000
Indemnification asset	5,567,241
Other long-term assets	3,586,701	792,466
Total assets	681,056,809	508,217,375
Current liabilities
Short-term loans and current portion of a long-term loan	111,626,081
Accounts payable	66,092,263	103,110,448
Advances from customers	91,858,115	103,068,451
Accrued expenses and other current liabilities	66,654,190	39,647,375
Income tax payable	19,137,134	13,026,333
Total current liabilities	355,367,783	258,852,607
Long-term loan		45,298,746
Other long-term obligations	5,532,153	5,482,804
Long-term tax liability	5,567,241
Deferred tax liabilities	1,611,875
Total long-term liabilities	12,711,269	50,781,550
Total liabilities	368,079,052	309,634,157
Commitments and contingencies
Shareholders' equity
Ordinary shares, $0.0001 par value, 550,000,000 shares authorized, 144,819,613 and 149,427,256 shares issued and outstanding as of December 31, 2010 and 2011, respectively	14,943	14,482
Treasury stock (8,444,997 ordinary shares at December 31, 2011)	(40,106,332)
Additional paid-in capital	249,260,523	228,924,701
Statutory reserve	12,754,349	7,230,475
Accumulated other comprehensive income	11,765,864	4,644,839
Retained earnings (accumulated deficit)	77,223,577	(42,231,279)
Total Spreadtrum Communications, Inc. shareholders' equity	310,912,924	198,583,218
Non-controlling interests	2,064,833
Total shareholders' equity	312,977,757	198,583,218
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 681,056,809	$ 508,217,375

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Prepayment, other receivables and other current assets, allowance for other receivable	$ 1,611,000	$ 1,611,000
Prepayment, other receivables and other current assets, other receivable from a 3rd party	$ 1,673,677	$ 1,673,677
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	550,000,000	550,000,000
Ordinary shares, shares issued	149,427,256	144,819,613
Ordinary shares, shares outstanding	149,427,256	144,819,613
Treasury stock, ordinary shares	8,444,997

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue	$ 674,255,890	$ 346,338,742	$ 105,069,690
Cost of revenue	393,623,706	193,873,323	66,876,249
Gross profit	280,632,184	152,465,419	38,193,441
Operating expenses
Research and development	117,301,916	58,686,993	37,039,253
Selling, general and administrative	26,958,124	20,188,234	20,538,521
Impairment loss of long-lived assets		4,486,474
Total operating expenses	144,260,040	83,361,701	57,577,774
Income (loss) from operations	136,372,144	69,103,718	(19,384,333)
Other income (expenses)
Interest income	6,338,721	3,600,898	1,553,114
Interest expense	(3,930,860)	(1,145,432)	(1,172,516)
Other income, net	11,519,886	3,879,409	733,992
Total other income	13,927,747	6,334,875	1,114,590
Income (loss) before income taxes	150,299,891	75,438,593	(18,269,743)
Income tax expense	15,092,482	8,129,595	1,024,693
Equity in loss of affiliates	(1,184,716)	(114,560)	(22,033)
Net income (loss)	134,022,693	67,194,438	(19,316,469)
Less: net loss attributable to non-controlling interests	432,283
Net income attributable to Spreadtrum Communications, Inc.	$ 134,454,976	$ 67,194,438	$ (19,316,469)
Income (loss) per share - basic	$ 0.94	$ 0.47	$ (0.14)
Income (loss) per share - diluted	$ 0.83	$ 0.43	$ (0.14)
Shares used in calculating income (loss) per share
Basic	143,312,424	141,739,261	134,431,135
Diluted	162,702,055	157,342,529	134,431,135

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $)	Total	Ordinary shares	Treasury stock	Additional paid-in capital	Statutory reserve fund	Accumulated other comprehensive income	Retained earnings (accumulated deficits)	Total Spreadtrum Communications, Inc shareholders' equity	Non- controlling Interests	Comprehensive income (loss)
Beginning Balance at Dec. 31, 2008	$ 121,416,840	$ 13,198		$ 201,612,851	$ 860,219	$ 2,669,564	$ (83,738,992)	$ 121,416,840
Beginning Balance (in shares) at Dec. 31, 2008		131,979,214
Issuance of ordinary shares upon exercise of options and vesting of restricted share units (in shares)		6,112,206
Issuance of ordinary shares upon exercise of options and vesting of restricted share units	2,752,803	611		2,752,192				2,752,803
Share-based compensation	9,698,739			9,698,739				9,698,739
Appropriation to statutory reserve funds (Note 19)					209,629		(209,629)
Foreign currency translation	19,136					19,136		19,136		19,136
Net income (loss)	(19,316,469)									(19,316,469)
Comprehensive Income (Loss)										(19,297,333)
Net income (loss)	(19,316,469)						(19,316,469)	(19,316,469)
Ending Balance at Dec. 31, 2009	114,571,049	13,809		214,063,782	1,069,848	2,688,700	(103,265,090)	114,571,049
Ending Balance (in shares) at Dec. 31, 2009		138,091,420
Issuance of ordinary shares upon exercise of options and vesting of restricted share units (in shares)		6,728,193
Issuance of ordinary shares upon exercise of options and vesting of restricted share units	4,576,031	673		4,575,358				4,576,031
Share-based compensation	10,285,561			10,285,561				10,285,561
Appropriation to statutory reserve funds (Note 19)					6,160,627		(6,160,627)
Foreign currency translation	1,956,139					1,956,139		1,956,139		1,956,139
Net income (loss)	67,194,438									67,194,438
Comprehensive Income (Loss)										69,150,577
Net income (loss)	67,194,438						67,194,438	67,194,438
Ending Balance at Dec. 31, 2010	198,583,218	14,482		228,924,701	7,230,475	4,644,839	(42,231,279)	198,583,218
Ending Balance (in shares) at Dec. 31, 2010		144,819,613
Issuance of ordinary shares upon exercise of options and vesting of restricted share units (in shares)		4,607,643
Issuance of ordinary shares upon exercise of options and vesting of restricted share units	2,545,871	461		2,545,410				2,545,871
Repurchase of ordinary shares (in shares)(Note 17)		(8,444,997)
Repurchase of ordinary shares (Note 17)	(40,106,332)		(40,106,332)					(40,106,332)
Acquisition of MobilePeak (Note 3(a))	1,300,000			1,300,000				1,300,000
Non-controlling interests arising as a result of acquisition of MobilePeak (Note 3(a))	2,692,000								2,692,000
Acquisition of non-controlling interests in MobilePeak after control is obtained (Note 3(a))	(97,486)			97,398				97,398	(194,884)
Share-based compensation	16,393,014			16,393,014				16,393,014
Appropriation to statutory reserve funds (Note 19)					5,523,874		(5,523,874)
Cash dividend declared (Note 14(c))	(9,476,246)						(9,476,246)	(9,476,246)
Foreign currency translation	7,121,025					7,121,025		7,121,025		7,121,025
Net income (loss)	134,454,976									134,022,693
Comprehensive Income (Loss)										141,143,718
Net income (loss)	134,022,693						134,454,976	134,454,976	(432,283)
Ending Balance at Dec. 31, 2011	$ 312,977,757	$ 14,943	$ (40,106,332)	$ 249,260,523	$ 12,754,349	$ 11,765,864	$ 77,223,577	$ 310,912,924	$ 2,064,833
Ending Balance (in shares) at Dec. 31, 2011		140,982,259

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$ 134,022,693	$ 67,194,438	$ (19,316,469)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss from disposal of property and equipment	470,411	42,153	308,275
Inventory write-down	3,652,506	1,918,214	5,432,673
Depreciation and amortization	20,022,974	10,466,170	7,908,571
Share-based compensation	16,393,014	10,285,561	9,698,739
Equity in loss of affiliates	1,184,716	114,560	22,033
Deferred income taxes	(1,415,238)	(500,015)	83,011
Impairment loss of long-lived assets		4,486,474
Gain arising from revaluation of previously held equity investment in MobilePeak.	(1,460,353)
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable	(2,323,160)	2,538,913	1,760,874
Inventories	(20,434,165)	(108,686,598)	(17,158,015)
Prepayment, other receivables and other current assets	1,252,187	(13,493,771)	2,210,729
Accounts payable	(31,947,640)	73,285,809	6,032,345
Advances from customers	(15,487,559)	88,046,631	14,355,732
Project cancellation penalty related to Spreadtrum USA acquisition - increase (decrease) in accrued expenses		(1,000,000)	1,000,000
Accrued expenses and other liabilities	12,499,578	21,531,228	7,207,443
Income tax payable	5,924,109	9,954,647	177,256
Net cash provided by operating activities	122,354,073	166,184,414	19,723,197
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(17,343,168)	(5,748,133)	(4,008,788)
Payment for use right of certain equipment	(3,000,000)
Acquisition of intangible assets	(24,495,135)	(9,865,291)	(5,701,987)
Increase in restricted cash	(48,415,362)	(7,991,240)	(11,495,588)
Net decrease (increase) in term deposit	109,180,482	(104,201,311)	(59,243,886)
Acquisition of equity investment	(3,147,113)	(9,328,540)	(292,933)
Proceeds from disposal of equity investment		747,295
Refund of deposit for land use rights (recorded under other long-term assets)		6,802,876
Net cash used in investing activities	(35,076,552)	(129,584,344)	(82,739,635)
CASH FLOW FROM FINANCING ACTIVITIES
Borrowings from debt	64,013,834		43,935,444
Repayment of debt			(3,661,287)
Proceeds from issuance of shares upon exercise of stock options	2,545,871	4,576,031	2,752,803
Dividend distribution	(4,750,400)
Share repurchase	(40,106,332)
Net cash provided by financing activities	21,702,973	4,576,031	43,026,960
Effect of exchange rate changes	3,048,854	2,200,173	37,218
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	112,029,348	43,376,275	(19,952,260)
CASH AND CASH EQUIVALENTS - Beginning of year	81,185,639	37,809,364	57,761,624
CASH AND CASH EQUIVALENTS - End of year	193,214,987	81,185,639	37,809,364
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interests of loans, net of subsidy received	3,255,514	841,674	816,467
Cash paid for income taxes	9,210,736		817,161
NON-CASH INVESTING AND FINANCING ACTIVITIES
Accounts payable for acquisition of Telegent	3,457,777
Dividends declared but unpaid	4,725,846
ACQUISITIONS SUPPLEMENTARY INFORMATION
Net assets acquired from acquisitions, other than cash			2,000,000
Purchase consideration settled in cash	132,150,813		1,996,453
Less: cash acquired	(84,294,557)
Investing cash outflow from acquisitions	47,856,256		1,996,453
Spreadtrum USA
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition net of cash acquired			(1,996,453)
MobilePeak
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition net of cash acquired	(42,708,645)
Telegent
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition net of cash acquired	(5,147,611)
Accounts Payable
NON-CASH INVESTING AND FINANCING ACTIVITIES
Obligations for acquisition of property and equipment	384,350	149,822	935,488
Obligations for acquisition of intangible assets	1,306,950	15,473,458	4,779,775
Other long-term obligations
NON-CASH INVESTING AND FINANCING ACTIVITIES
Obligations for acquisition of property and equipment			272,152
Obligations for acquisition of intangible assets	$ 5,532,153	$ 5,482,804	$ 5,191,224

DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
DESCRIPTION OF BUSINESS

1. DESCRIPTION OF BUSINESS

Spreadtrum Communications, Inc. (“Holding”) is incorporated in the Cayman Islands, British West Indies. On June 27, 2007, Holding became listed on NASDAQ in the United States under the market symbol of “SPRD”.

Holding, its subsidiaries and its variable interest entity (“VIE”) (hereafter collectively referred to as the “Company”) is a fabless semiconductor company that designs, develops and markets mobile chipset platforms for smartphones, feature phones and other consumer electronics products that support 2G, 3G and 4G wireless communications standards. The Company’s solutions combine its highly integrated power-efficient chipsets with customizable software and reference designs in a complete turnkey platform, enabling its customers to achieve faster design cycles with a lower development cost. The Company offers a comprehensive portfolio of integrated baseband processor solutions that support a broad range of wireless communications standards, including GSM, GPRS, EDGE, TD-SCDMA, WCDMA, HSPA+ and LTE as well as a wide array of multimedia capabilities. Holding’s primary subsidiaries and VIE as of December 31, 2011 included the following:

Name of subsidiary/VIE	Place of incorporation	Date of incorporation/ acquisition	Percentage of ownership
Subsidiaries:
Spreadtrum Communications (Shanghai) Co., Ltd. (“Spreadtrum Shanghai”)	The People’s Republic of China (the “PRC”)	July 18, 2001	100%
Spreadtrum Communications USA Inc. (formerly known as Quorum System Inc.) (“Spreadtrum USA”)	US	January 15, 2008	100%
Spreadtrum Communications (Tianjin) Co., Ltd. (“Spreadtrum Tianjin”)	PRC	December 9, 2010	100%
Spreadtrum Communications (Chongqing) Co., Ltd. (“Spreadtrum Chongqing”)	PRC	December 31, 2010	100%
Telegent Systems, Inc. (“Telegent”)	Cayman Islands	August 2, 2011	100%
MobilePeak Holdings, Ltd. (“MobilePeak”)	Cayman Islands	September 30, 2011	86.9%
MobilePeak Systems, Inc. (“MobilePeak USA”)	US	September 30, 2011	Wholly-owned subsidiary of MobilePeak
Shanghai MobilePeak Semiconductor Co., Ltd (“MobilePeak Shanghai”)	PRC	September 30, 2011	Wholly-owned subsidiary of MobilePeak
VIE:
Beijing Spreadtrum Hi-Tech Communications Technology Co., Ltd (“Spreadtrum Beijing”)	PRC	March 30, 2005	37.9% equity interests held by Spreadtrum Shanghai

Spreadtrum Beijing, a PRC domestic company, was established to perform research and development activities on behalf of Spreadtrum Shanghai and qualify for government research grants that are restricted to PRC domestic companies. Spreadtrum Beijing was formed in March 2005 under the names of three PRC nationals who are family members of the Company’s co-founders. In May 2005, the Company entered into a loan agreement with the three PRC nationals who are nominee shareholders of Spreadtrum Beijing, pursuant to which the Company provided them with a loan in an aggregate principal amount of $1.0 million solely for the establishment of Spreadtrum Beijing. Spreadtrum Shanghai also entered into a research and development agreement with Spreadtrum Beijing, pursuant to which Spreadtrum Beijing would perform research and development work for Spreadtrum Shanghai and the work products would be owned exclusively by Spreadtrum Shanghai. In return, Spreadtrum Shanghai would reimburse Spreadtrum Beijing for all necessary and reasonable direct and indirect costs incurred for the research and development work. Because of these contractual arrangements, the relationships between the nominee shareholders of Spreadtrum Beijing and the Company’s co-founders, and the fact that one of the members of the Company’s management is the legal representative of Spreadtrum Beijing, the Company has the power to direct Spreadtrum Beijing’s operational and financial affairs, appoint its senior executives, and approve all matters requiring shareholder approval. As a result, Spreadtrum Beijing is deemed a variable interest entity and the Company is the primary beneficiary. Accordingly, the Company consolidates the financial statements of Spreadtrum Beijing since its inception.

In May 2008, Spreadtrum Shanghai injected RMB5 million (approximately $0.7 million) into Spreadtrum Beijing to increase its registered capital for the purpose of reducing its debt-to-equity ratio to a level that would enable it to qualify for certain government research grants available to PRC domestic companies. Consequently, Spreadtrum Shanghai now owns approximately 37.9% of the equity interest in Spreadtrum Beijing, and the three PRC national nominee shareholders, each of them, owns approximately 20.7% or, on an aggregative basis, 62.1%, of the equity interest in Spreadtrum Beijing. The transfer of ownership interests to Spreadtrum Shanghai from the three PRC national shareholders was determined to have no impact on the VIE analysis because the three PRC national shareholders are nominees, therefore do not share the Company’s risks and rewards.

In June 2009, the FASB issued FAS 167: Amendments to FASB Interpretation No. 46(R), codified primarily in the Consolidation Topic of the FASB ASC 810. This guidance modifies the method for determining whether an entity is a variable interest entity as well as the methods permitted for determining the primary beneficiary of a variable interest entity. In addition, this guidance requires ongoing reassessments of whether a company is the primary beneficiary of a variable interest entity and enhanced disclosures related to a company’s involvement with a variable interest entity. The Company adopted this guidance on January 1, 2010. In accordance with the new guidance, the Company is deemed to have a controlling financial interest and is the primary beneficiary of the VIEs as it has both the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. As a result, the Company continued to consolidate the same VIE that was consolidated prior to January 1, 2010 and the adoption did not have any impact on the Company’s consolidated financial statements.

Pursuant to the contractual arrangements with the VIE, the Company has the power to direct activities of the VIE, and can have assets transferred freely out of the VIE without any restrictions. Therefore, the Company considers that there is no asset of the VIE that can be used to settle obligations of the VIE only, except for registered capital of the VIE amounting to approximately $1.7 million as of December 31, 2011. As the consolidated VIE was incorporated as a limited liability company under the PRC Company Law, creditors of the VIE do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIE, which amounted to, in aggregate, approximately $0.3 million as of December 31, 2011. Currently there is no contractual arrangement that could require the Company to provide additional financial support to the VIE. In the future, the Company might provide such support on a discretionary basis.

The Company plans to acquire all the equity interests held by the three nominee shareholders and to convert Spreadtrum Beijing into a wholly-owned subsidiary of Spreadtrum Shanghai in 2012.

The following financial information of Spreadtrum Beijing was included in the Company’s consolidated financial statements as of December 31, 2010 and 2011 and for the three years ended December 31, 2009, 2010 and 2011:

	December 31,
	2010	2011
Total assets	$1,277,581	$1,267,325
Total liabilities	$417,902	$299,648

	Year ended December 31,
	2009	2010	2011
Revenue*	$449,372	$1,372,675	$1,412,581
Net income	$41,171	$48,101	$62,514

*	All of Spreadtrum Beijing’s revenue during the years presented was derived from another subsidiary of the Company and was eliminated in full upon consolidation.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of presentation

The consolidated financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

(b) Principles of consolidation

The consolidated financial statements include the accounts of Holding, its controlled subsidiaries and its consolidated VIE. All significant inter-company transactions and balances have been eliminated upon consolidation.

(c) Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from such estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include inventory valuation, useful lives of fixed assets and acquired intangible assets, valuation allowance on deferred tax assets, bad debt provision, accruals for warranty and estimated loss from pending litigations, assumptions used in purchase price allocation, assumptions used to measure impairment of goodwill and long-lived assets, assumptions related to the valuation of share-based compensation and related forfeiture rates.

(d) Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents, restricted cash, term deposit and accounts receivable. The Company deposits its cash and cash equivalents, restricted cash and term deposit with financial institutions located in jurisdictions where the subsidiaries are located. The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based on the age of the receivables and factors surrounding the credit risk of specific customers. Substantially all revenue was derived from customers located in China, including Hong Kong (Note 15).

The following table summarizes accounts receivable and revenue from customers which accounted for 10% or more of accounts receivable and/or revenue. Customers from A through K are different customers. The Company’s accounts receivable are generally from those customers who do not have the quality inspection period with the Company as mentioned in Note 2(p).

	Accounts receivable December 31,
	2010	2011
Customer A	—	48.2%
Customer B	—	44.3%
Customer C	29.4%	—
Customer D	29.1%	—
Customer E	27.4%	—

	Revenue
	Year ended December 31,
	2009	2010	2011
Customer F	27.1%	23.0%	18.5%
Customer G	15.6%	14.8%	16.7%
Customer H	14.0%	*	11.3%
Customer I	—	*	11.2%
Customer J	*	10.2%	*
Customer K	*	11.6%	*

*	Less than 10% in the year.

(e) Cash and cash equivalents

Cash and cash equivalents are cash on demand, and time deposits and highly-liquid investments with original maturities of three months or less.

(f) Restricted cash

Restricted cash represents cash deposits legally held by banks which are not available for the Company’s general use. As of December 31, 2010, the Company’s restricted cash primarily represents cash deposits whose usage is limited within a customer sponsored project. As of December 31, 2011, the Company’s restricted cash primarily represents cash deposits pledged for the purpose of the Company’s short-term bank borrowings (Note 12(a)).

(g) Term deposit

Term deposit consists of bank deposits with an original maturity of over three months.

Term deposit with an original maturity of over three months but less than a year is classified as short-term deposit and term deposit with an original maturity of more than a year is classified as long-term deposit.

(h) Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company makes specific bad debt provisions based on (i) its specific assessment of the collectability of all significant accounts, including age of the receivables; and (ii) any specific knowledge it has acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectability.

(i) Inventories and deferred costs

Inventories are stated at the lower of cost (weighted average) or market. Cost is comprised of direct material and where applicable, direct labor costs and overhead incurred in bringing the inventories to their present location and condition.

The Company estimates excess and slow moving inventory based upon assumptions of future demands and market conditions. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required.

Deferred costs consist of product shipped to the customer where the rights and obligations of ownership have passed to the customer, but revenue has not yet been recognized. All deferred costs are stated at cost.

(j) Property and equipment

Property and equipment are stated at cost less the accumulated depreciation and amortization, and are depreciated using the straight-line method over the following estimated useful lives:

Buildings	30 years
Building improvements	10 years
Machinery and equipment	5 years
Office furniture, equipment and vehicles	5-7 years
Computer equipment and software	3-5 years
Leasehold improvements	shorter of lease terms or expected useful life

Costs incurred in constructing new facilities, including capitalized interest and other costs relating to the construction are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences.

(k) Acquired intangible assets

Acquired intangible assets consist of software licenses and technology and intangible assets acquired through business acquisitions (Note 3). Software license and technology are amortized using the straight-line method over their respective estimated useful lives (Note 8).

In-progress research and development acquired through business acquisition was capitalized as an indefinite-lived intangible asset subject to impairment testing till completion or abandonment.

(l) Impairment of long-lived assets

The Company assesses the impairment of long-lived assets when events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. The Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the estimated undiscounted future cash flow is less than the carrying amount of the assets, the Company recognizes an impairment loss equal to the excess of the carrying value over the fair value of the assets. The determination of fair value of the intangible and long-lived assets acquired involves certain judgments and estimates. These judgments can include, but are not limited to, the cash flows that an asset is expected to generate in the future. This analysis also relies on a number of factors, including changes in strategic direction, business plans, regulatory developments, economic and budget projections, technological improvements, and operating results. Any write-downs would be treated as permanent reductions in the carrying amounts of the assets and an operating loss would be recognized.

There was no impairment charge recognized for year ended December 31, 2009 and 2011. The Company recognized impairment loss of $4.5 million (Note 8) on acquired intangible assets in 2010.

(m) Business combinations and non-controlling interests

For acquisitions made before December 31, 2008, the acquired assets and liabilities are recorded at their fair value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill.

On January 1, 2009, the Company adopted ASC 805. Following the adoption, the consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition date fair values of the assets transferred by the acquirer, liabilities incurred by the acquirer to former owners of the acquiree, and equity instruments issued by acquirer. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statement of operations.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period.

When the Company obtains control over an entity by acquiring an additional interest in that entity, the Company’s previously held equity interest is remeasured to fair value at the date the control is obtained. Any difference between the carrying value and the fair value of the previously held equity interest is recognized as a gain or loss in the consolidated statement of operations. Subsequent changes in the equity interest of a subsidiary while the Company retains its controlling interests are accounted for as equity transactions.

Following the adoption of ASC810 (formerly referred to as SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”), non-controlling interests were presented as a separate line item in equity.

(n) Impairment of goodwill

The Company completes a two-step goodwill impairment test on an annual basis, or more frequently when events or change in circumstances indicate that it might be impaired. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The fair value of each reporting unit is estimated using the expected present value of future cash flows. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill.

No impairment loss was recognized in 2009, 2010 and 2011, respectively.

(o) Other long-term obligations

Other long-term obligations represent the Company's payables on acquired intangible assets (software, license and technology) which are to be settled in installment payments. Other long-term obligations are recognized initially at fair value and are subsequently stated at amortized cost, with accretion of interest charged into “interest expense”.

(p) Revenue recognition

Revenue is generated from the sale of products, including baseband semiconductors and radio frequency transceivers, and the rendering of engineering services, including design services according to customer’s specification, product prototyping, testing services, training and support services.

The Company recognizes revenue from sales of products, including primarily baseband semiconductors and radio frequency transceivers, when persuasive evidence of an arrangement exists, the sales price is fixed and determinable, delivery has occurred and collectability is reasonably assured. To evidence an arrangement, the Company (i) enters into a master agreement with its customers, which specifies general terms and conditions, or (ii) obtains purchase orders, which specify the key terms of individual orders, such as quantity and price. For the Company’s arrangements which do not include rights of return, price protection or other similar privileges (refer to the acceptance provisions as discussed in the following paragraph), the Company records revenue when products are delivered to and accepted by the customers as there are no future remaining obligations. Delivery occurs when title and risk of loss transfer to customers, which is generally at the customers’ designated location.

Certain contracts have specified acceptance provisions (quality inspection) and for such contracts the Company defers the revenue recognition until the acceptance is obtained. In the event that no acceptance note or denial note is received, revenue and cost of sales are recognized when the contractual quality inspection period expires. Any payments received prior to revenue recognition are recorded as advance from customers. For the year ended December 31, 2011, recognized revenue associated with contracts providing for quality acceptance periods was approximately $634 million, representing approximately 94% of total revenue in 2011, compared to approximately $286 million or 83% of total revenue in 2010 and $6 million or 6% of total revenue in 2009.

The Company grants rebate to certain customers depending on the volume of business the customers bring in. The rebates granted are either goods rebate or cash rebate. Goods rebate is “free” products offered to customers and is recorded as cost of sales when revenue is recognized. Cash rebate is recorded as a reduction of revenue when being granted to customers and revenue is recognized. The Company recognizes revenue from service contracts upon completion of all services in view of the short-term nature of such arrangements (generally one to three months). Such contracts were insignificant for all periods presented.

(q) Government subsidies

Government subsidies related to expense items are recognized as a reduction of the relevant expense in the same period as those expenses are incurred. Government subsidies related to depreciable assets are recognized as a reduction to the carrying value of the related assets. Government subsidies are originally recorded as liabilities when received and then are recognized as reduction of expense or asset when the Company has complied with the conditions attached to the subsidies and collection of payment is probable.

(r) Shipping and handling costs

Shipping and handling costs relating to sales of $46,364, $133,471 and $235,284 were included in selling expenses for the years ended December 31, 2009, 2010 and 2011, respectively. Shipping and handling costs relating to inventory purchases of $239,607, $745,404 and $1,275,668 were included as a component of cost of revenue for the years ended December 31, 2009, 2010 and 2011, respectively.

(s) Research and development costs

Research and development cost are expensed as incurred.

(t) Software development costs

The Company accounts for internally generated software development costs in accordance with ASC 350. Capitalization of eligible software development costs begin upon the establishment of technological feasibility and ends when the software is available for internal use. To date, the period between achieving technological feasibility which the Company has defined as establishment of a working model and the general availability of such software is generally very short. Accordingly, the Company has not capitalized any internally generated software development costs and such costs are insignificant.

(u) Warranty

In general, the Company offers a one-year warranty on all of its products. The Company accrues the estimated cost of product warranty at the time revenue is recognized, and adjusts the warranty accrual periodically based on historical experience and expected warranty claims. Although the Company engages in extensive product quality programs and processes, including actively monitoring and evaluating the quality of component suppliers, the warranty obligation is affected by actual warranty costs, including but not limited to usage of material and labor and service delivery costs incurred in connection with a product failure.

(v) Share-based compensation

The Company accounts for the stock options granted to employees under provisions of ASC 718, Stock Compensation, which requires all grants of stock options to be recognized in the financial statements based on their grant date fair values. The valuation provisions of ASC 718 apply to new awards, to awards granted to employees before the adoption of ASC 718 whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled.

The Company recognizes compensation expense on share-based awards with only a service condition on a straight-line basis over the requisite service period and for share-based awards with both service and performance conditions on a graded-vesting basis. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any.

(w) Income Taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. A valuation allowance is recorded to reduce deferred tax assets when it is more likely than not that the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

Effective January 1, 2007, the Company adopted ASC 740-10-25, pursuant to which the Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate resolution. See Note 16 for additional information including the impact of adopting ASC 740-10-25 on the Company’s consolidated financial statements.

(x) Comprehensive Income (Loss)

Comprehensive income (loss) includes net income or loss and foreign currency translation adjustment.

(y) Foreign currency translation and foreign currency risk

The functional currency of Holding and its subsidiaries and VIE, except Spreadtrum Shanghai, Spreadtrum Beijing, Spreadtrum Tianjin, Spreadtrum Chongqing and Han & Qin Shanghai, is the United States dollar (“US dollar”). Spreadtrum Shanghai, Spreadtrum Beijing, Spreadtrum Tianjin, Spreadtrum Chongqing and Han & Qin Shanghai’s functional currency is the Renminbi (“RMB”). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange in effect at the balance sheet date. Transactions in currencies other than the functional currency during the reporting period are converted into the functional currency at the applicable rates of exchange prevailing on the day transactions occurred. Transaction gains and losses are recognized in the consolidated statement of operations.

The Company has chosen the US dollar as the reporting currency. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates, and revenues, expenses, gains, and losses are translated using the average exchange rate for the year. Translation gains and losses are accounted for as a separate component of comprehensive income (loss) in the consolidated statements of shareholders’ equity and comprehensive income (loss). The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and cash equivalents, restricted cash and term deposit (including short-term deposit and long-term deposit) denominated in RMB amounted to $246,207,830 and $287,165,952 as of December 31, 2010 and 2011, respectively.

(z) Fair value measurements

On January 1, 2008, the Company adopted ASC 820, Fair Value Measurements and Disclosures, for financial assets and liabilities and non-financial assets and liabilities measured or disclosed at fair value on a recurring basis. On January 1, 2009, the Company also adopted the statement for all non-financial assets and non-financial liabilities. FASB ASC 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions the guidance establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices (unadjusted) in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. See Note 7, “Fair Value Measurements”, for further details.

(aa) Income (loss) per share

Basic income (loss) per share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the year. Diluted income (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in periods in which loss is reported as their effects would be anti-dilutive.

(ab) Reclassification of prior years figures

Certain reclassifications have been made to prior year amounts to conform to the current year presentation, i.e., separate presentation of “deferred costs” on the consolidated balance sheet and separate presentation of “equity in loss of affiliates” on the consolidated statement of operations.

(ac) Recently issued accounting standards

In May 2011, the FASB issued revised guidance on “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs.” The revised guidance specifies how to measure fair value and improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs, not requiring additional fair value measurements and not intending to establish valuation standards or affect valuation practices outside of financial reporting. The revised guidance is effective to all reporting entities that are required or permitted to measure or disclose the fair value of an asset, a liability, or an instrument classified in a reporting entity’s shareholders’ equity in the financial statements during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance and does not anticipate that this adoption will have a significant impact on the consolidated financial statements.

In June 2011, the FASB issued revised guidance on “Presentation of Comprehensive Income.” The revised guidance requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income and eliminates one presentation option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The revised guidance states that an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement. In the two-statement approach, an entity is required to present components of net income and total net income in the statements of operations. The statement of other comprehensive income should immediately follow the statements of operations and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. In addition, in December 2011, the FASB issued revised guidance on “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards.” The revised guidance specifies that an entity should defer the changes related to the presentation of reclassification adjustments. The revised guidance is effective for interim or annual periods beginning after December 15, 2011. The Company will adopt this accounting standard upon its effective date for periods beginning after December 15, 2011 and does not anticipate that this adoption will have a significant impact on its financial position or results of operations.

In September 2011, the FASB issued revised guidance on “Testing of Goodwill for Impairment”. The revised guidance specifies that an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. The revised guidance is effective to both public and nonpublic entities that have goodwill reported in their financial statements during interim and annual periods beginning after December 15, 2011. The Company will adopt this accounting standard upon its effective date for periods beginning after December 15, 2011 and does not anticipate that this adoption will have a significant impact on its financial position or results of operations.

ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS

3. ACQUISITIONS

The Company did not have any acquisition completed during the year ended December 31, 2009 and 2010. In 2011, the Company completed the following acquisitions.

(a) MobilePeak

MobilePeak is a fabless semiconductor company that specializes in the design of highly integrated UMTS/HSPA+ modem chipsets. The acquisition of MobilePeak will enable the Company to broaden its portfolio of worldwide wireless handset technologies, to make inroads into the WCDMA data card, feature phone, smartphone and tablet markets and to develop the next generation multi-mode FDD-LTE/TD-LTE/WCDMA/TD-SCDMA technologies in the future.

In May and June 2011, the Company acquired in the aggregate all the outstanding preference shares of MobilePeak for cash consideration of $27.2 million. As a result, the Company obtained 48.5% equity interest, on an as-converted basis, in MobilePeak and accounted for the investment in MobilePeak under the equity method of accounting. In addition, in the second quarter 2011, the Company financed MobilePeak with $13.0 million, including bridge loans of approximately $7.8 million and approximately $5.2 million in loans to fund MobilePeak’s working capital and operations. MobilePeak was a variable interest entity at that time. However, the Company was not considered the primary beneficiary of MobilePeak in the second quarter of 2011, given it was not able to control activities of MobilePeak that are significant to its operation . Accordingly, the Company did not consolidate MobilePeak as of June 30, 2011.

On September 30, 2011, the Company acquired an additional 37.4% equity interests (in the form of outstanding ordinary shares) in MobilePeak for total cash consideration of $3.5 million, as a result of which the Company obtained 85.9% equity interests, on an as-converted basis, in MobilePeak. In the third quarter 2011, the Company obtained control over MobilePeak. Accordingly, the Company accounted for the acquisition of additional shares on September 30, 2011 (the date of acquisition) as a business combination achieved in stages and started to consolidate the financial statements of MobilePeak and its subsidiaries from the date of acquisition.

In December 2011, the Company acquired an additional 1.0% equity interest (in the form of common shares) in MobilePeak from certain minority common shareholders, for cash consideration of $0.1 million. As a result, the Company held 86.9% equity interests, on an as-converted basis, in MobilePeak as of December 31, 2011.

In accordance with requirements from ACS 805 regarding business combination achieved in stages, the Company re-measured its preferred shares it previously obtained in May and June 2011 to their fair value as at the date of acquisition and recognized a gain of $1.5 million in “other income, net” in 2011. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:
Cash consideration paid to acquire preference shares	$27,237,151
Pick-up of equity loss	(1,062,504)
Gains from previously held preference shares upon acquisition	1,460,353
Fair value of 48.5% preferred shares held	$27,635,000
Cash consideration paid to acquire ordinary shares	3,521,996
Accelerated vesting of MobilePeak’s employees stock options (charged to additional paid-in capital)	1,300,000
Cash paid to MobilePeak to settle its liabilities and to finance its operation	12,956,439
Purchase price	$45,413,435
Cash and cash equivalents	$1,104,430
Other current assets	1,451,290
Property and equipments	917,795
Acquired intangible assets:
– Patented and completed technologies	10,300,000
– In-process research and development	11,800,000
Goodwill	31,334,875
Current liabilities	(7,191,080)
Deferred tax liabilities	(1,611,875)
Non-controlling interests at fair value	(2,692,000)
$45,413,435

In 2011, the aggregate cash consideration the Company paid in connection with the acquisition of 86.9% equity interests in MobilePeak amounted to approximately $30.8 million, including $27.2 million to acquire preference shares, $3.5 million to acquire ordinary shares and $0.1 million to acquire additional ordinary shares from non-controlling shareholders. In addition, the Company financed MobilePeak with an amount of $13.0 million, including bridge loans of approximately $7.8 million and approximately $5.2 million in loans to fund MobilePeak’s working capital and operations, which was included in the purchase price allocation as set out in above table. In the aggregate, the consideration and loans amounted to $42.7 million, net of cash acquired of approximately $1.1 million.

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the research and development efforts of the Company and MobilePeak and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.

The fair value of intangible assets was measured primarily by the income approach taking into consideration the historical financial performance and estimates of future performance of MobilePeak’s business. The amortization period for the intangible assets acquired is 9 years. In-progress research and development acquired was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. The in-process research and development is mainly for the Company and MobilePeak’s products in connection with UMTS/HSPA+ mobile devices, which was still under research and development as of December 31, 2011.

The fair value of previously held preference share has been determined using the income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, taking into consideration other factors, as appropriate.

(b) Telegent

(i) Acquisition and purchase price allocation

In August 2011, the Company acquired 100% equity interest in Telegent for total cash consideration of approximately $91.8 million. The acquisition was completed on August 2, 2011, when the Company started to consolidate the financial statements of Telegent and its subsidiaries.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Cash	$83,190,127
Accounts receivable	1,632,862
Other current assets	3,929,107
Property and equipment, net	298,550
Indemnification asset (ii)	5,567,241
Other assets	110,097
Acquired intangible assets:
– Patented and completed technologies	1,000,000
– Software license	1,506,158
Goodwill	2,873,420
Current liabilities	(2,744,806)
Long-term tax liability (ii)	(5,567,241)
Total	$91,795,515

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the research and development efforts of the Company and Telegent and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.

The fair value of patented and completed technologies was established by a form of the income approach known as the relief-from-royalty method, taking into consideration the historical financial performance and estimates of future performance of Telegent’s business. The amortization periods for both the patented and completed technologies and software license acquired are 5 years.

(ii) Indemnification asset and long-term tax liability

According to the agreements entered into between the Company and Telegent’s selling shareholders (“Telegent Selling Shareholders”), subject to certain mutually-agreed limitations, from and after the acquisition date, the Company, Telegent and each of their officers, directors, employees, agents, affiliates and associates (collectively, the “Acquirer Indemnitees”) shall be indemnified and held harmless by Telegent Selling Shareholders, severally but not jointly and based on their respective pro rata portion, from and against any and all losses (whether or not involving a third party claim) incurred by the Acquirer Indemnitees as a result of, among other things, pre-closing taxes which include tax liabilities arising from uncertain tax positions of Telegent. As of December 31, 2011, the Company recorded a long-term tax liability of $5.6 million relating to uncertain tax position of the Telegent business that existed at the acquisition date (Note 16(d)). As such uncertain tax position is indemnified by Telegent Selling Shareholders, the Company recognized the indemnification assets in the same amount of $5.6 million.

(c) Unaudited Pro forma information for 2011 acquisitions

The financial results of each of the businesses acquired in 2011 have been included in the consolidated statements of operations since the respective acquisition dates. The amount of revenues and net loss of each of these businesses included in the consolidated statements of operations for 2011 were as follows:

Year ended December 31, 2011
Revenue:
MobilePeak	$512,479
Telegent	1,475,808
Total	$1,988,287
Net profit (loss):
MobilePeak	$(3,072,851)
Telegent	26,012
Total	$(3,046,839)

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2010 and 2011, as if the acquisitions in 2011 had occurred on January 1, 2010, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the beginning of the periods presented, and may not be indicative of future operating results.

	Year Ended December 31,
	2010	2011
	(Unaudited)	(Unaudited)
Revenue	392,868,093	681,789,612
Net income	1,352,827	107,326,539
Earnings per ordinary share:
Basic	$0.01	$0.73
Diluted	$0.009	$0.65

The unaudited pro forma net income for 2010 and 2011 includes $1.3 million and $1.3 million, respectively, for the amortization of identifiable intangible assets, as well as considering amortization of deferred tax liability using the actual effective income tax rate of the acquired business in 2011 and the impact of net loss attributable to non-controlling interests.

INVENTORIES AND DEFERRED COSTS	12 Months Ended
Dec. 31, 2011
INVENTORIES AND DEFERRED COSTS

4. INVENTORIES AND DEFERRED COSTS

Inventories and deferred costs consisted of the following:

	December 31,
	2010	2011
Raw materials	$19,340,554	$20,560,078
Work in progress	10,770,078	5,504,571
Finished goods	43,406,115	67,157,355
Total inventories	73,516,747	93,222,004
Deferred costs	59,579,391	64,689,930
Total inventories and deferred costs	$133,096,138	$157,911,934

The balance for deferred costs results from the quality inspection arrangements with customer acceptance provision, which provides customers with a quality inspection period. Pursuant to the terms of such arrangements, the Company delivers its products and receives payments from customers; however, the Company does not recognize revenue until the earlier of the customer’s acceptance of the products or the expiration of quality inspection period (without a prior rejection of the products by the customer). The balance for deferred costs as of December 31, 2011 increased when compared to that of December 31, 2010 because the Company’s volume of business increased from total revenue of $346 million in 2010 to $674 million in 2011, with revenue from contracts with quality inspection provisions representing approximately 94% of total revenue for 2011 as compared to 83% of total revenue for 2010.

The inventory and deferred costs written-down reserve balance amounted to $4,335,613 and $4,008,770 as of December 31, 2010 and 2011, respectively, to reflect the lower of cost or market. The write-down of inventory and deferred costs was $5,432,673, $1,918,214 and $3,652,506 in 2009, 2010 and 2011, respectively, and included in the “Cost of Revenue”. The following table summarizes the movement of inventory and deferred costs write-downs for the years ended December 31, 2009, 2010 and 2011:

Movement of written-down inventory and deferred costs
As of December 31, 2008	$9,458,100
Inventory write-downs	5,432,673
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $14,320	(366,357)
As of December 31, 2009	14,524,416
Inventory write-downs	1,918,214
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $31,260	(6,426,808)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $5,112,188	(5,680,209)
As of December 31, 2010	4,335,613
Inventory write-downs	3,652,506
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $7,808	(154,164)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $4,470,844	(3,825,185)
As of December 31, 2011	$4,008,770

Inventory items previously written down mainly included earlier generation semiconductor chips and wafers relating to older types of products which were phased out. As the Company is generally not able to reliably estimate the sales price of the older types of products as well as when and if there will be potential market/customer demand for these products, write-downs have generally been at 100% of inventory cost. In 2010 and 2011, the Company sold certain older types of products as market demands arose due to the quick recovery of the semiconductor industry and the Company’s business. In connection with discard and sales of the written-down inventories in 2009, 2010 and 2011, the Company recognized increased gross profit in amount of $14,320, $5,143,448 and $4,478,652 for the years ended December 31, 2009 and 2010 and 2011, respectively.

PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2011
PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

5. PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

Prepayment, other receivables and other current assets, net consisted of the following:

	December 31,
	2010	2011
Value-added tax recoverable	$3,545,351	$2,699,961
Prepayments and deposits to vendors	1,569,295	2,446,185
Interest receivable accrued on term deposits	3,467,954	2,279,268
Receivable from custodian to settle employees tax obligations related to RSUs	793,849	1,873,729
Prepaid income tax	1,313,746	1,557,321
Value-added tax refundable on export sales	3,934,001	812,379
Deposits for import value-added tax	1,774,816	148,391
Other prepaid expenses and other current assets	558,141	2,516,663
	$16,957,153	$14,333,897

PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET

6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	December 31,
	2010	2011
Buildings	$20,684,064	$21,740,442
Machinery and equipment	6,323,493	16,749,166
Office furniture, equipment and vehicles	1,704,841	2,219,817
Computer equipment and software	10,926,159	16,695,916
Leasehold and building improvements	4,813,733	6,470,853
	44,452,290	63,876,194
Less: accumulated depreciation and amortization	(16,344,275)	(23,400,970)
	28,108,015	40,475,224
Construction in progress	489,348	1,051,436
	$28,597,363	41,526,660

Depreciation and amortization expense was $3,666,808, $4,201,203 and $6,794,159 for the years ended December 31, 2009, 2010 and 2011, respectively.

As of December 31, 2010 and 2011, there was no property and equipment pledged as collateral for loans. There was no impairment charge recognized in 2009, 2010 and 2011.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

7. FAIR VALUE MEASUREMENTS

As of December 31, 2010 and 2011, the Company does not have any financial assets or liabilities that are re-measured at fair value on a recurring basis subsequent to initial recognition.

Cash and cash equivalents, restricted cash, short-term deposit, accounts receivable, accounts payable, advances from customers, and short-term loans and current portion of long-term loan are carried at cost on the consolidated balance sheets and the carrying amount approximates their fair value because of the short-term nature of these financial instruments.

The Company’s long-term deposit includes bank deposits with original maturities of over 1 year at interest rates set by the People’s Bank of China. The carrying amount of long-term deposit was $45.3 million which approximated their fair value as of December 31, 2010. There was no long-term deposit as of December 31, 2011.

The estimated fair value of long-term loan approximated the carrying amount as of December 31, 2010 and 2011. The fair value is measured using the discounted cash flow technique based on the current rate for comparable loans on the respective valuation date which is a level 3 unobservable input.

The Company’s other long-term obligations were incurred for intangible assets acquired. The face value and carrying amounts of other long-term obligations (including both current and non-current portions) as of December 31, 2010 and 2011 are disclosed in Note 13. The estimated fair value of long-term obligations (including both current and non-current portions) amounted to approximately $5.4 million and $5.5 million, respectively, as of December 31, 2010 and 2011. The fair value is measured using the discounted cash flow technique, using the Company’s weighted-average borrowing rate of approximately 5.85% and 6.65% per annum, respectively, as of December 31, 2010 and 2011.

ACQUIRED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
ACQUIRED INTANGIBLE ASSETS, NET

8. ACQUIRED INTANGIBLE ASSETS, NET

Acquired intangible assets consisted of the following:

	December 31,
	2010	2011
Intangible assets gross amount
Software license and technology, including software license of $1,506,158 acquired from Telegent (Note 3(b))	$52,087,376	$64,446,959
Completed technology acquired from Spreadtrum USA	28,695,000	28,695,000
Patented and completed technology acquired from Telegent (Note 3(b))	—	1,000,000
Patented and completed technology acquired from MobilePeak (Note 3(a))	—	10,300,000
In-progress research and development acquired from MobilePeak (Note 3(a))	—	11,800,000
	80,782,376	116,241,959
Less: accumulated amortization
Software license and technology, including software license of $1,506,158 acquired from Telegent	(18,704,660)	(30,594,708)
Completed technology acquired from Spreadtrum USA	(3,729,426)	(4,749,282)
Completed technology acquired from Telegent	—	(83,333)
Completed technology acquired from MobilePeak	—	(286,111)
In-progress research and development acquired from MobilePeak	—	—
	(22,434,086)	(35,713,434)
Less: accumulated impairment
Software license and technology	(9,173,086)	(9,430,794)
Completed technology acquired from Spreadtrum USA	(12,727,250)	(12,727,250)
Completed technology acquired from Telegent	—	—
Completed technology acquired from MobilePeak	—	—
In-progress research and development acquired from MobilePeak	—	—
	(21,900,336)	(22,158,044)
Net book value
Software license and technology, including software license of $1,506,158 acquired from Telegent	24,209,630	24,421,457
Completed technology acquired from Spreadtrum USA	12,238,324	11,218,468
Completed technology acquired from Telegent	—	916,667
Completed technology acquired from MobilePeak	—	10,013,889
In-progress research and development acquired from MobilePeak	—	11,800,000
	$36,447,954	$58,370,481

In 2011, the Company acquired approximately $35 million intangible assets, including $23 million from MobilePeak and Telegent and the remaining are mainly software and technology for the Company’s own use.

Acquired intangible assets are amortized over the estimated useful life. The Company recorded an amortization expense of $4,241,763, $6,264,967 and $13,228,815 for the years ended December 31, 2009, 2010 and 2011, respectively.

The weighted average estimated useful life of software license and technology is 3.28 years and 3.37 years as of December 31, 2010 and 2011, respectively, while the completed technology acquired from Spreadtrum USA is estimated to be 15 years for both 2010 and 2011 and the completed technology acquired from Telegent and MobilePeak is estimated to be 5 years and 9 years in 2011, respectively.

The Company estimated its amortization expenses, excluding in-process research and development, from its existing intangible assets as of December 31, 2011 in the future as follows:

2012	$13,559,007
2013	11,617,154
2014	5,888,903
2015	2,441,500
2016	2,230,835
2017 and thereafter	10,833,082
$46,570,481

In 2010, the Company identified that one technology was rapidly losing market acceptance to competing technology and believed that continued marketing of products using the technology would not be commercially viable. Accordingly, the Company believed these changes warranted the re-assessment of the recoverability of these intangible assets. As a result, the Company concluded that the technology had become obsolete and the remaining carrying amount of $4.5 million was fully impaired in 2010. Accordingly, the Company recorded a $4.5 million impairment loss on intangible assets during 2010. No impairment loss was recorded on intangible assets during 2009 and 2011.

LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2011
LONG-TERM INVESTMENTS

9. LONG-TERM INVESTMENTS

	December 31,
	2010	2011
Investments accounted for under equity method:
– Xi’an Chuang Xin(a)	$—	$—
– Zhanxiang(b)	6,654,247	7,089,995
Investment accounted for under cost method:
– Shanghai Mobil(c)	2,813,052	2,956,720
– Zoom(d)	—	2,900,000
– Others	—	547,612
Total	$9,467,299	$13,494,327

(a)	In September 2008, Spreadtrum Technology established a wholly owned subsidiary in the PRC, Han & Qin Shanghai, through which the Company intended to invest in certain PRC companies. In 2008, Han & Qin Shanghai acquired approximately 39.1% equity interest in Xi’an Chuang Xin Science and Technology Co., Ltd. (“Xi’an Chuang Xin”) for cash of RMB5 million (approximately $0.7 million). The main activities of Xi’an Chuang Xin are research and development, marketing and sales of chips for multimedia products such as digital TV. In 2010, Han & Qin Shanghai disposed its equity interest in Xi’an Chuang Xin to a third party at a price of RMB5 million (approximately $0.7 million) and there was no significant gain or loss resulting from the disposal as the proceeds approximated the carrying value of the investment disposed.
(b)	In December 2009, Spreadtrum Shanghai entered into a joint venture agreement with three other parties to form a joint venture to develop a piece of land adjacent to the Company’s corporate headquarters in Shanghai, China. The joint venture is named Shanghai Zhanxiang Electronics Technology Co., Ltd. (“Zhanxiang”). The registered capital of Zhanxiang is RMB 193.5 million (approximately $28.3 million) and Spreadtrum Shanghai would inject capital of RMB 46.5 million (approximately $6.8 million) in exchange of 24% equity interest. In December 2009, Spreadtrum Shanghai injected RMB 2 million in cash (approximately $0.3 million) into Zhanxiang. Spreadtrum Shanghai paid a deposit of RMB 46.5 million (approximately $6.8 million) for land use rights to this parcel of land in 2007 and recorded such deposit in other long term assets as of December 31, 2009. Under a series of agreements entered into by Spreadtrum Shanghai with other investors of Zhanxiang in 2009, Spreadtrum Shanghai agreed to exchange, in substance, the deposit it had paid for the land use rights as its capital contribution into Zhanxiang. In February 2010, Spreadtrum Shanghai received a refund of its deposit for the land use rights in the amount of RMB 46.5 million (approximately $6.8 million). Thereafter, Spreadtrum Shanghai injected RMB 44.4 million (approximately $6.5 million) into Zhanxiang to complete the capital contribution for its 24% equity interest in Zhanxiang.
(c)	In December 2010, Spreadtrum Tianjin acquired 4.0% equity interest of Shanghai Mobil Embedded Technology Co., Ltd. (“Shanghai Mobil”) at a cash consideration of RMB18.6 million (approximately $2.8 million). The main activities of Shanghai Mobil are development of mobile phone related software platform, games and applications.
(d)	In October 2011, Spreadtrum acquired 8.3% equity interest of Zoom Technologies, Inc. (“Zoom”) for cash consideration of $2.9 million. The main activities of Zoom are manufacturing, R&D and sale of the latest generation mobile phones and related products.

The Company accounted for investment in Zhanxiang using the equity method of accounting due to the fact that the Company has significant influence on the company. The Company recorded $22,033, $114,560 and $1,184,716 as its share of the net loss of the equity investment in 2009, 2010 and 2011, respectively. The Company accounted for investment in Shanghai Mobil, Zoom and other equity investments using cost method as the Company does not have significant influence on these companies.

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL

10. GOODWILL

The movements of goodwill for the years ended December 31, 2009, 2010 and 2011 were as follows:

	Spreadtrum USA	MobilePeak	Telegent	Total
Gross amount of goodwill
Balance as of December 31, 2008	$32,344,959	$—	$—	$32,344,959
Adjustment to goodwill balance	2,000,000	—	—	2,000,000
Balance as of December 31, 2009	34,344,959	—	—	34,344,959
Balance as of December 31, 2010	34,344,959	—	—	34,344,959
Acquisitions in 2011	—	31,334,875	2,873,420	34,208,295
Balance as of December 31, 2011	$34,344,959	$31,334,875	$2,873,420	$68,553,254
Accumulated impairment loss
Balance as of December 31, 2008	$(32,344,959)	$—	$—	$(32,344,959)
Balance as of December 31, 2009	(32,344,959)	—	—	(32,344,959)
Balance as of December 31, 2010	(32,344,959)	—	—	(32,344,959)
Balance as of December 31, 2011	$(32,344,959)	$—	$—	$(32,344,959)
Net carrying amount
Balance as of December 31, 2008	$—	$—	$—	$—
Balance as of December 31, 2009	2,000,000	—	—	2,000,000
Balance as of December 31, 2010	2,000,000	—	—	2,000,000
Balance as of December 31, 2011	$2,000,000	$31,334,875	$2,873,420	$36,208,295

The adjustment to goodwill in 2009 relates to the Spreadtrum USA earn-out payment due to the achievement of a performance target, as stipulated in the acquisition agreements.

The Company performed goodwill impairment tests as of December 31, 2009, 2010 and 2011 and determined that no additional impairment to goodwill needs to be provided during the years then ended.

OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2011
OTHER LONG TERM ASSETS

11. OTHER LONG TERM ASSETS

	December 31,
	2010	2011
Prepayment for use right of certain equipment(a)	$—	$3,000,000
Rental deposits and others	792,466	586,701
	$792,466	$3,586,701

(a)	In October 2011, the Company entered into a Technical Cooperation Agreement with a third party, pursuant to which the Company and the third party would jointly set up a laboratory, for the purpose of testing in connection with the next generation telecommunication techniques. The Company’s obligation is to contribute cash of $5 million, which is estimated to be approximately half the expenditure budget to set up the laboratory. The laboratory will be jointly owned by the Company and the third party. As of December 31, 2011, the Company had paid out $3 million in cash and the construction of the laboratory was still in process. The Company will amortize the prepayment over the expected life of the laboratory, upon completion of the construction.

SHORT-TERM AND LONG-TERM LOANS	12 Months Ended
Dec. 31, 2011
SHORT-TERM AND LONG-TERM LOANS

12. SHORT-TERM AND LONG-TERM LOANS

The Company’s short-term and long-term loans are bank borrowings as follows:

	December 31,
	2010	2011
Short-term bank borrowings(a)	$—	$64,013,835
Long-term bank borrowings – current portion(b)	—	47,612,246
	$—	111,626,081

(a) Short-term bank borrowings

The short-term bank borrowings outstanding as of December 31, 2011 carried a weighted average interest rate of 2.84% per annum. The borrowings were repayable in one year of their respective draw-down timing. Proceeds from these short-term bank borrowings were for working capital purposes. None of the short-term bank borrowings bear financial covenants or restrictions other than pledge of the Company’s assets as described below.

Short-term bank borrowings as of December 31, 2011 included borrowings of $50,000,000 and $14,013,835 which were denominated in USD and HK dollars, respectively.

As of December 31, 2011, the Company’s short-term bank borrowings of $64,013,835 were pledged by the Company’s term deposits, which were recorded as restricted cash, of approximately $69.9 million.

(b) Long-term bank borrowings

	December 31,
	2010	2011
Long-term bank borrowings	$45,298,746	$47,612,246
Less: current portion	—	(47,612,246)
Non-current portion	$45,298,746	$—

In April 2009, the Company entered into a 3-year loan agreement for RMB300 million with a PRC financial institution, all of which was drawn down in April 2009. The bank loan is unsecured and bears an initial interest at 5.40% per annum which will be reset annually at the then applicable benchmark rate as set by the People’s Bank of China. As of December 31, 2009, 2010 and 2011, applicable interest rates were 5.4%, 5.85% and 6.65% per annum, respectively. The movement in long-term bank borrowings during the year presented was a result of effect from change in exchange rate.

The local government has agreed to reimburse a portion of the interest expense on the long-term bank borrowings. In 2009 and 2010, the Company received RMB5 million and RMB10 million, respectively, from local government as a reimbursement of the bank loan interests incurred, which was recorded as reduction of interest expense. The Company did not receive any such reimbursement in 2011.

OTHER LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2011
OTHER LONG-TERM OBLIGATIONS

13. OTHER LONG-TERM OBLIGATIONS

The Company entered into certain software, license and technology agreements for acquired intangible asset which are to be settled by installment payments. Installments payable as of December 31, 2010 and 2011 are as follows:

	December 31,
	2010		2011
	Face value	Carrying amounts	Face value	Carrying amounts
Maturity
2011	$3,187,461	$3,134,113	$—	$—
2012	449,743	411,546	839,236	816,307
2013	750,000	672,166	948,391	895,510
2014	1,500,000	1,275,458	1,500,000	1,344,332
2015	1,500,000	1,210,112	1,500,000	1,275,458
After 2015	2,500,000	1,913,522	2,500,000	2,016,853
	$9,887,204	$8,616,917	$7,287,627	$6,348,460
Less: Current portion of other long-term obligations	(3,187,461)	(3,134,113)	(839,236)	(816,307)
Non-current portion of other long-term obligations	$6,699,743	$5,482,804	$6,448,391	$5,532,153

These other long-term obligations were interest free and their fair value as of December 31, 2010 and 2011 is disclosed in Note 7.

The average discount rates used to determine the carrying amounts during the year ended December 31, 2010 and 2011 were 5.85% and 6.65% per annum, respectively.

The current portion of other long-term obligations is recorded as part of “accounts payable” on the balance sheet.

Accretion to the carrying amounts amounted to $191,210, $346,777 and $352,876 for the years ended December 31, 2009, 2010 and 2011, respectively, and was recorded under interest expense.

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

14. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2010	2011
Government subsidies(a)	$7,211,625	$24,170,765
Accrued employee compensation	8,671,334	15,091,608
Accrued royalty(b)	5,446,604	6,562,351
Dividend payable(c)	—	4,725,846
Accrued research and development expenses(d)	4,000,000	7,149,883
Accrued professional service fee	967,704	1,566,687
Employee individual income tax payable withheld	1,874,374	2,264,751
Customer deposits	1,149,250	1,244,111
Accrued warranty(f)	427,581	1,199,348
Accrued contingent loss relating to litigations (Note 22)	845,577	888,762
Accrued goods rebate to customers	3,971,460	—
Subsidies received from a telecom operator for TD-SCDMA product development(e)	2,959,518	—
Other accrued expenses and current liabilities	2,122,348	1,790,078
	$39,647,375	$66,654,190

(a) Government subsidies

The Company received subsidies from the Chinese government to fund certain research and development activities and acquisition of equipment, which amounted to $4.9 million, $11.4 million and $20.0 million in 2009, 2010 and 2011, respectively.

Amounts of $1,510,864, $5,000,912 and $2,872,830 of the government subsidies received have been applied to research and development activities and recorded as a reduction of research and development expenses incurred for the years ended December 31, 2009, 2010 and 2011, respectively. Refer to Note 12 for government subsidies received that have been applied to off-setting interest expenses.

Amounts of $1,017,956, $326,628 and $159,043 of the government subsidies received have been used for the acquisition of specific equipment and recorded as a reduction of the cost of that equipment for the years ended December 31, 2009, 2010 and 2011, respectively.

Included in the accrued expenses and other current liabilities of the consolidated balance sheets as of December 31, 2010 and 2011 were government subsidies relating to research and development activities of $7,211,625 and $24,170,765, respectively, as the conditions for those specific research and development projects to earn the subsidies have not been met. The government grants received will be recognized as a reduction to research and development expense or as a reduction to the carrying value of the related depreciable assets, when the Company meets all milestones and conditions indicated in the grant agreement.

(b) Royalty

The Company has entered into certain license and technology agreements with third parties, which require the Company to pay royalty for sale of products using the relevant technology license or to pay the minimum royalty according to the term of the agreements. The Company recorded royalty expense of $3,228,805, $14,439,235 and $23,929,672 for the years ended December 31, 2009, 2010 and 2011, respectively. Royalty expense is included as part of cost of revenue upon the corresponding revenue being recognized.

(c) Dividend payable

In the second, third and fourth quarters of 2011, the Company announced quarterly dividends of $0.05, $0.05 and $0.10 per ADS, respectively, to shareholders. As of December 31, 2011, the Company had paid out the second and third quarter dividend and the fourth quarter dividend in the aggregate amount of $4.7 million was recorded as a liability.

(d) Accrued research and development expenses

The Company entered into a R&D contract with a third-party supplier in October 2010. According to the agreement, the Company would reimburse the R&D costs incurred by the supplier with a non-refundable amount of $7 million. The completion of the R&D project will help the supplier and the Company with reducing production costs through savings in material consumption, reduction in failure rate and improvement in efficiency. The R&D project has been completed in the fourth quarter of 2010 according to the schedule specified in the agreement. The Company charged this $7 million to research and development expenses in 2010 and as of December 31, 2010, the Company recorded $3 million under “Accounts Payable” upon receiving of billing from the supplier and the remaining $4 million under accrued expenses and other current liabilities. The Company paid the $7 million in 2011.

In 2011, to expedite its R&D process, the Company entered into certain R&D agreements with other third parties to outsource some of its R&D activities. As of December 31, 2011, accrued expenses related to these R&D agreements amounted to $7.1 million.

In 2009, 2010 and 2011, nil, $7 million and $25 million, respectively, were expensed off relating to outsourced R&D activities.

(e) Subsidies received from a telecommunication operator for TD-SCDMA product development

Spreadtrum Shanghai entered into two multi-party contracts with a telecom operator (the “operator”) in the second quarter of 2009 to participate in the operator’s sponsored subsidized program for the promotion of TD-SCDMA products. According to the contracts, the operator would contribute certain research and development funds to Spreadtrum Shanghai to subsidize its research and development of TD-SCDMA products if Spreadtrum Shanghai were to achieve certain milestones and targets. If Spreadtrum Shanghai were to fail to achieve such milestones and targets, Spreadtrum Shanghai would be required to return all research and development funds received and, in addition, subject to penalties equal to a portion of the funds received.

As of December 31, 2009, Spreadtrum Shanghai has received from the operator RMB39.2 million funds (approximately $5.7 million) in the aggregate, representing RMB19.6 million (approximately $2.9 million) for each of the two contracts, which funds were included in accrued expenses and other liabilities. Spreadtrum Shanghai did not receive any such funds in 2010. As of December 31, 2010, Spreadtrum Shanghai had substantially fulfilled major milestones and passed critical performance tests which were required under one of the contracts, in connection with the aforementioned receipts. Accordingly, Spreadtrum Shanghai recognized subsidies of RMB19.6 million (approximately $2.9 million) as a reduction of research and development expenses.

In 2011, Spreadtrum Shanghai received from the operator an additional amount of RMB49.0 million (approximately $7.4 million) in the aggregate, representing RMB24.5 million (approximately $3.7 million) for each of the two contracts. As of December 31, 2011, Spreadtrum Shanghai had substantially fulfilled all major milestones and passed critical performance tests which were required under the contracts, in connection with the aforementioned receipts. Accordingly, Spreadtrum Shanghai recognized subsidies of RMB68.6 million (approximately $10.3 million), including RMB19.6 million (approximately $2.9 million) carried forward from 2010 and RMB49.0 million (approximately $7.4 million) received in 2011, as a reduction of research and development expenses in 2011.

(f) Warranty

The change in accrued warranty was summarized as follows:

	December 31,
	2009	2010	2011
Beginning balance	$537,209	$136,239	$427,581
Warranty provision	636,968	1,206,018	2,055,371
Warranty cost incurred	(1,037,938)	(914,676)	(1,283,604)
Ending balance	$136,239	$427,581	$1,199,348

The Company offers a one-year warranty on all of its products and accrues the estimated cost of product warranty at the time when revenue is recognized.

SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT AND GEOGRAPHIC INFORMATION

15. SEGMENT AND GEOGRAPHIC INFORMATION

In accordance with guidance of “Disclosures about Segments of an Enterprise and Related Information”, the Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results of operations when making decisions about allocating resources and assessing performance of the Company. The Company believes currently it operates in one segment of baseband processor and RF solutions.

The Company’s customers include handset device manufacturers, Independent Design Houses, Original Design Manufacturers and distributors. The handset device products manufactured by these handset device manufacturers, Independent Design Houses, Original Design Manufacturers and customers of the distributors are then sold to emerging markets, including China, India, South-East Asia, Africa and South America. The following table summarizes the Company’s revenue generated from these customers based on their respective geographic locations for the years ended December 31, 2009, 2010 and 2011.

	Year ended December 31,
	2009	2010	2011
Hong Kong	$89,175,527	$310,317,223	$636,898,061
Mainland China, excluding Hong Kong	9,232,369	27,730,120	33,434,556
Others	6,661,794	8,291,399	3,923,273
Total	$105,069,690	$346,338,742	$674,255,890

Most of the Company’s long-lived assets were located in the PRC except intangible assets and property and equipment of Holding which resides with Holding.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

16. INCOME TAXES

(a) Income tax status

Holding is a tax-exempted company incorporated in the Cayman Islands.

On January 1, 2008, a new corporate income tax law (“new CIT law”) in China took effect. The new CIT law applies a uniform 25% corporate income tax rate to both foreign invested corporations and domestic corporations. Under the prior tax regime, foreign-invested corporations were generally subject to a 30% state tax rate plus a 3% local tax rate for a total tax rate of 33%. The new CIT law provides a five-year transition period from its effective date for those corporations which were established before the promulgation date of the new CIT law and which were entitled to a preferential tax treatment such as a reduced tax rate or a tax holiday. Under the new CIT law, the preferential income tax rate of 15% will continue to be granted to corporations that qualify as “new and high technology corporations strongly supported by the state”. In addition, on December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Corporate Income Tax Incentives (“Circular 39”). Based on Circular 39, certain specifically listed categories of corporations which enjoyed a preferential tax rate of 15% are eligible for a graduated rate increase to 25% over the 5-year period beginning from January 1, 2008. Where transitional rules overlap with preferential policies provided by the new CIT, a corporation may choose to implement the more favorable policy, and shall not enjoy both simultaneously. Once determined, the implemented tax policy cannot be changed.

Before 2008, Foreign-invested Integrated Circuit (“IC”) design corporations were entitled to income tax exemption for the first two profitable years of operation, after taking into account any tax losses brought forward from prior years, and a 50% tax rate reduction for the succeeding three years thereafter. As a qualified Foreign-invested IC design corporation, Spreadtrum Shanghai was cumulatively profitable in 2007 and started its tax holiday accordingly. It was exempt from income tax for 2007 and 2008, and entitled to a 50% tax rate reduction for the succeeding three years from 2009 to 2011. Being located in Shanghai Pudong New District, Spreadtrum Shanghai was also entitled to a 15% preferential tax rate before 2008. In addition, Spreadtrum Shanghai was qualified as a “new and high technology corporations strongly supported by the state” from the relevant tax authorities in December 2008. Since the new CIT law permits companies to continue to enjoy their existing preferential tax treatments until such treatments expire in accordance with their current terms, its income tax rate will increase from 10% to 12% (i.e. 50% of transitional tax rate of 20%, 22% and 24%, respectively) from 2009 to 2011. Based on Circular 39, Spreadtrum Shanghai chooses to enjoy 15% preferential tax rate after the transition period expires after 2012 if it continually qualifies as “new and high technology corporations strongly supported by the state” (“NHTE”). In 2011, Spreadtrum Shanghai completed the renewal of NHTE qualification for the succeeding three years from 2011 to 2013. Spreadtrum Shanghai’s income tax rate was 10%, 11% and 12%, respectively, in 2009, 2010 and 2011.

Before 2008, as a high-technology company incorporated in the Zhongguancun Hi-Tech Park, Spreadtrum Beijing was subject to PRC income tax at a preferential tax rate of 15%, and was entitled to an income tax exemption from 2005 to 2007 and a 50% tax rate reduction for the succeeding three years from 2008 to 2010 based on the approval obtained from the tax authority. Pursuant to the new CIT law, Spreadtrum Beijing was subject to 25% tax rate starting from 2008 since it did not qualify as “new and high technology corporations strongly supported by the state”. It has entered its first year of accumulated profit making and started to pay income tax in 2009. Spreadtrum Beijing’s income tax rate was 25%, 25% and 25%, respectively, in 2009, 2010 and 2011.

Shanghai Technology was established in Shanghai Waigaoqiao Free Trade Zone and was subject to PRC income tax at a preferential rate of 15% in 2007. It has entered its first year of accumulated profitability and started to pay income tax in 2007. Because Shanghai Technology is located in Shanghai Pudong New District, it was subject to a transitional income tax rate of 20% in 2009, 22% in 2010, and 24% in 2011, respectively, and will be subject to 25% in 2012. Spreadtrum USA is subject to US federal and state income taxes of 34% and 8.84%, respectively. The state income tax paid is deductible for US federal income tax purposes and the combined US federal and state income tax rate is approximately 39.8%.

In August 2011, the Company acquired 100% equity interest in Telegent for a total consideration of approximately $91.8 million. The acquisition was completed on August 2, 2011, when the Company started to consolidate the financial statements of Telegent and its subsidiaries (Note 3(b)). Telegent is a tax-exempted company incorporated in the Cayman Islands.

On September 30, 2011 The Company completed the acquisition of majority shareholding (85.9%) of MobilePeak and started to consolidate the financial statements of MobilePeak and its subsidiaries from the date of acquisition (Note 3(a)). MobilePeak is a tax-exempted company incorporated in the Cayman Islands.

MobilePeak Shanghai is a qualified IC design company and thus it enjoys the preferential policy of “two year exemption, three year half” since its first tax profitable year. As MobilePeak Shanghai is carrying a huge tax loss as of December 31, 2011, the Company estimates that 2014 will be the first year that MobilePeak Shanghai becomes accumulated profitable and starts the tax holiday.

(b) Income tax expenses

The provision for income taxes, by location of the taxing jurisdiction, for the years ended December 31, 2009, 2010 and 2011 were as follows:

	Year ended December 31,
	2009	2010	2011
PRC current tax	$945,617	$8,619,367	$16,465,233
PRC deferred tax	(66,989)	(500,015)	(1,265,238)
	$878,628	$8,119,352	15,199,995
US current tax	(3,935)	10,243	42,487
US deferred tax	150,000	—	(150,000)
	$146,065	$10,243	$(107,513)
Total provision for income taxes	$1,024,693	$8,129,595	$15,092,482

(c) Deferred income tax

The significant components of the Company’s deferred income tax assets and liabilities consisted of the following:

	December 31,
	2010	2011
Deferred tax assets:
Research and development credits	$4,336,030	$5,318,863
Reserves and accruals recognized in different periods	2,028,255	3,987,803
Fixed assets basis difference	27,190	10,782
Tax loss carrying forward	5,710,026	4,864,436
Others	829,652	549,690
	$12,931,153	$14,731,574
Less: valuation allowance	(10,467,345)	(10,998,492)
Deferred tax assets, net	$2,463,808	$3,733,082
Analyzed as:
Current	$1,669,670	$2,913,678
Non-current	794,138	819,404
Deferred tax liabilities:
Timing difference relating to intangible assets arising from a business combination (Note 3(a))	$—	$(1,611,875)

The net change of the deferred tax assets in 2010 and 2011 was $0.5 million and $1.3 million, respectively. The net change of the deferred tax liability in 2010 and 2011 was nil and $1.6 million, respectively.

As of December 31, 2010 and 2011, the Company had approximately $46.8 million and $32.2 million of tax loss carry-forwards available to offset against future taxable income respectively, certain amounts of which will expire in varying amounts from 2014 to 2028.

As of December 31, 2010 and 2011, respectively, the Company had approximately $4.3 million and $5.3 million of research and development credits, certain amounts of which will expire in varying amounts from 2021 to 2030 for 2010 and from 2021 to 2031 for 2011.

A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

In 2010 and 2011, based on the current profit, projected future profitability and other available evidences, the Company believes that its deferred tax assets in certain tax jurisdiction will not be fully realizable. Thus, a valuation allowance was provided for deferred tax assets.

The net changes in valuation allowance on deferred tax assets during the years ended December 31, 2009, 2010 and 2011 are as follows:

	Year ended December 31,
	2009	2010	2011
Balance at January 1	$(13,495,606)	$(12,516,413)	$(10,467,345)
Net change in valuation allowance during the year	979,193	2,049,068	(531,147)
Balance at December 31	$(12,516,413)	$(10,467,345)	$(10,998,492)

(d) Uncertain tax position

The Company adopted the provisions of ASC 740-10-25 effective January 1, 2007. Based on the analysis performed, the Company has made its assessment of the relevant level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions.

As of December 31, 2009, 2010 and 2011, unrecognized tax benefits were approximated $2.6 million, $3.1 million and $7.0 million, respectively. The total amount of unrecognized tax benefit if recognized that would favorably affect the effective tax rate is $1.9 million, $2.1 million and $5.7 million at end of year 2009, 2010 and 2011, respectively.

Unrecognized tax benefit – December 31, 2008	$2,566,205
Gross increases – tax positions in current period	198,966
Lapse of statute of limitations	(181,190)
Unrecognized tax benefit – December 31, 2009	$2,583,981
Gross increases – tax positions in current period	477,996
Lapse of statute of limitations	—
Unrecognized tax benefit – December 31, 2010	$3,061,977
Gross increase – tax positions in current period	455,783
Gross increase – arising from acquisition of Telegent (Note 3(b))	5,567,241
Lapse of statute of limitations	(45,446)
Release of prior year tax positions	(2,040,211)
Unrecognized tax benefit – December 31, 2011	$6,999,344

The Company classifies interest and/or penalties related to income tax matters in income tax expense. In 2009, 2010 and 2011, the Company accrued interest of $0.2 million each year related to the uncertain tax positions.

Upon acquisition of Telegent, the Company recorded $5.6 million unrecognized tax benefits of Telegent as long-term tax liabilities in its consolidated balance sheets as of December 31, 2011, which relates to effectively connected income exposure and research and development credit of Telegent. The Company classified the amounts as long-term tax liabilities because payment of cash or settlement is not anticipated within one year from the balance sheet date. Pursuant to the merger agreements entered into with Telegent Selling Shareholders, the Telegent Selling Shareholders agreed to indemnify the Company any pre-closing taxes which include the uncertain tax provisions.

In 2011, the Company re-assessed one of its uncertain tax positions carried forward from before 2008 under the current environment and further clarified the matter with the in-charge tax authority, as a result of which the potential tax liability exposure is considered remote. Accordingly, the Company released the uncertain tax position in the amount of $2.0 million in 2011.

The Company and its subsidiaries file U.S federal, state and foreign income tax returns in jurisdictions with varying statutes of limitations. The Company’s US subsidiaries’ federal income tax returns for 2007 through 2011 and California state income tax returns for 2006 through 2011 are open tax years, subject to examination by the relevant tax authorities. According to the PRC Tax Administration and Collection Law, the statute of limitations is generally three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB100,000 is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitation in the case of tax evasion.

(e) Effective tax rate

Reconciliation between the total income tax expense (benefit) computed by applying the applicable corporate income tax rate of 25% to the income (loss) before taxes and the actual income tax expense was as follows:

	2009	2010	2011
PRC statutory Income Tax Rate	25%	25%	25%
Effect of different tax rate of Holding and subsidiaries	-38%	-12%	-11%
Effect of tax rates in foreign jurisdictions	-4%	6%	6%
Expense not deductible for tax purpose	1%	-1%	-1%
Benefit of tax holiday	2%	-3%	-7%
Change in valuation allowance	8%	-2%	0%
Release of prior year uncertain tax position	—	—	-1%
Other	—	-2%	-1%
	-6%	11%	10%

The aggregate amount and per share effect of the tax holiday are as follows:

	Year ended December 31,
	2009	2010	2011
The aggregate dollar effect	$(312,104)	$(9,089,241)	$(10,266,362)
Per share effect – basic	$(0.002)	$(0.06)	$(0.07)
Per share effect – diluted	$(0.002)	$(0.06)	$(0.07)

(f) Withholding income tax

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting basis over tax basis in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interests in VIE because these entities do not have any unremitted earnings to be distributed.

The new CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their holding companies outside mainland China. As of December 31, 2010 and 2011, the Company had not recorded any withholding tax on the undistributed earnings of its PRC subsidiaries amounting to approximately $65.1 million and $126.6 million, respectively, since the Company intends to indefinitely reinvest these earnings to further expand its business in mainland China, and there is no intention of its PRC subsidiaries to declare any dividend to the Company.

SHARE REPURCHASE	12 Months Ended
Dec. 31, 2011
SHARE REPURCHASE

17. SHARE REPURCHASE

Treasury stock represents of share repurchased by the Company that are no longer outstanding and are held by the Company. Treasury stock is accounted for under the cost method.

On June 17, 2011, the Board of Directors authorized a share repurchase program under which the Company may repurchase up to $100 million of its ADSs pursuant to a Rule 10b5-1 repurchase plan. The repurchase program does not obligate the Company to repurchase a minimum number of shares, and the program may be suspended or canceled without prior notice. As of December 31, 2011, under the repurchase plan, the Company had repurchased an aggregate of 2,605,571 ADSs, representing 7,816,713 ordinary shares, on the open market for total cash consideration of $35,711,684. These shares were cancelled in January 2012.

On December 16, 2011, the Board of Directors authorized a share repurchase program under which the Company may repurchase up to $50 million of its ADSs pursuant to a Rule 10b5-1 repurchase plan. As of December 31, 2011, under the repurchase plan, the Company had repurchased an aggregate of 209,428 ADSs, representing 628,284 ordinary shares, on the open market for total cash consideration of $4,394,648.

As at December 31, 2011, the repurchased 8.4 million shares were presented as “treasury stock” on the balance sheet.

STOCK OPTIONS AND RESTRICTED SHARE UNITS	12 Months Ended
Dec. 31, 2011
STOCK OPTIONS AND RESTRICTED SHARE UNITS

18. STOCK OPTIONS AND RESTRICTED SHARE UNITS

In 2001, the Company adopted the 2001 Stock Plan (the “2001 Plan”). The Company originally reserved 5,100,000 ordinary shares for issuance to employees, directors and consultants under the Plan. As of December 31, 2007, the authorized number of shares issuable under the Plan was 35,922,737. Options granted under the 2001 Plan may be incentive stock options, nonqualified stock options or stock purchase rights. Options granted under the 2001 Plan generally vest over a four-year period, with 25% vesting after one year and the remaining 75% vesting ratably thereafter. The Company ceased to grant options under the 2001 Plan after December 31, 2007. As of December 31, 2011, 2,589,968 options were outstanding under the 2001 Plan.

In 2007, the Company adopted the 2007 Equity Incentive Plan (the “2007 Plan”). The Company originally reserved 15,000,000 ordinary shares for issuance to employees, directors and consultants under the 2007 Plan. As of December 31, 2009, 2010 and 2011, the authorized number of shares issuable under the Plan was 26,788,107, 32,311,763, and 40,860,293 respectively. The 2007 Plan permits the grant of incentive stock options, nonqualified stock options, restricted shares, restricted share units (“RSUs”), share appreciation rights, performance units and performance shares, stock purchase rights. Shares options granted under 2007 Incentive Plan are generally vested over a four year period. As of December 31, 2011, 15,416,039 options and 13,113,228 RSUs were outstanding under the 2007 Plan.

Restricted share units (“RSUs”) may be granted at any time and from time to time as determined by the Company. The Company will set vesting criteria in its discretion, which will determine the number of restricted share units that will be paid out to the participant. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the Company.

Except for the stock options and the RSUs discussed above, the Company has not issued any restricted shares, performance units, performance shares and stock purchase rights for each year presented.

The Company adopted the provisions of ASC 718 effective January 1, 2006 and recorded compensation expense of $9,698,738, $10,285,561 and $16,393,012 for the years ended December 31, 2009, 2010 and 2011, respectively.

Stock Options to Employees

The following is a summary of stock option activities under the 2001 and 2007 Plan in 2011:

	Number of options outstanding	Weighted average exercise price
Balance at December 31, 2010	18,209,410	$1.12
Granted (weighted average fair value of $3.53 per share)	2,400,000	$5.55
Exercised	(2,509,266)	$1.01
Forfeited	(94,137)	$0.80
Balance at December 31, 2011	18,006,007	$1.73

Additional information regarding options outstanding as of December 31, 2011 was as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual life	Aggregate intrinsic value
Options outstanding	18,006,007	$1.73	6.39 years	$94,146,197
Options vested and expected to vest	13,427,967	$1.77	6.45 years	$69,697,593
Options exercisable	10,214,612	$1.28	6.47 years	$57,973,204

As of December 31, 2011, there was $12,165,530 unrecognized compensation expense related to unvested stock options granted under the 2001 and 2007 Plan, which is expected to be recognized over a weighted-average period of 1.22 years.

In 2009, the Company granted 12,808,229 options to certain employees. These options, except 403,000 options granted on May 26, 2009, vest over a four-year period, with 25% vesting after one year and the remaining 75% vesting ratably thereafter. The 403,000 options granted on May 26, 2009 vest over a three-year period, with 1/36 vesting per month. The weighted average exercise price of these options is $0.78 per share. There is no intrinsic value associated with these option grants.

In 2010, the Company granted total 2,596,663 options to certain employees. These options, except 300,000 options granted on May 14, 2010, vest over a four-year period, with 25% vesting after one year and the remaining 75% vesting ratably thereafter, The 300,000 options granted on May 14, 2010 vest over a four-year period, with 1/48 vesting of the total shares per month. The weighted average exercise price of these options is $2.51 per share. There is no intrinsic value associated with these option grants.

In 2011, the Company granted total 2,400,000 options to certain employee. These options vest over a three-year period, with 1/36 vesting of the total shares per month. The exercise price of these options is $5.55 per share. There is no intrinsic value associated with these option grants.

The following table summarizes information regarding options granted in the year ended December 31, 2009, 2010 and 2011, respectively:

Grant date	Number of Options issued	Exercise Price
February 23, 2009	407,835	$0.32
May 26, 2009	403,000	$0.56
May 26, 2009	3,568,594	$0.56
June 8, 2009	850,000	$0.80
June 19, 2009	7,049,800	$0.86
November 14, 2009	529,000	$1.80
	12,808,229

Grant date	Number of Options issued	Exercise Price
March 19, 2010	895,000	$2.03
May 14, 2010	1,701,663	$2.76
	2,596,663

Grant date	Number of Options issued	Exercise Price
June 6, 2011	2,400,000	$5.55

The weighted-average grant-date fair value of options granted during the years ended December 31, 2009, 2010 and 2011 was $0.57, $1.72, and $3.53 respectively. The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011, was $1,840,583, $9,427,181 and $15,527,919, respectively.

Option modification

In February 2009, the Company offered an option exchange to certain outstanding options granted under the 2001 Plan, which reduced the number of options and exercise prices of these options. The offer is to exchange the eligible outstanding options, whether vested or unvested, for new options to be granted under the Company’s 2007 Plan. Each new option will be subject to the terms of the 2007 plan with a new vesting period which is the first 3 months cliff vesting, monthly pro rata vesting for the remaining vesting period around 3 years of 10 years’ life period. There were total 1,468,813 shares of original options from 77 employees exchanged to 407,835 shares of new options under this program. The Company compared the fair value of the modified options against the original awards as of the modification date and concluded that there is no incremental compensation cost to be recognized as the number of awards have been reduced during the modification. The modification, the weighted average exercise price before and after the modification are $2.55 and $0.32 respectively. There was no option modification in 2010 and 2011.

The Company values options using the Black-Scholes-Merton option pricing model. The following assumptions were used in determining the fair value of the options for the years ended December 31, 2009, 2010 and 2011, respectively.

	Year ended December 31,
	2009	2010	2011
Risk-free rate of return	2.68%	2.67%	1.95%
Expected life	6.08 years	6.08 years	5.77 years
Expected volatility rate	82 – 85%	77 – 79%	72%
Dividend yield	Nil	Nil	Nil

The Company uses the Black-Scholes-Merton option-pricing model to estimate the fair value of each stock option grant in 2009, 2010 and 2011. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. Expected volatility is calculated based on the historical volatility of the Company’s stock price and four comparable companies’ stock prices. The Company has applied the provisions of ASC 718-10-S99 regarding the use of the simplified method in developing estimates of the expected lives of stock options. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life assumed at the date of the grant. Expected dividend yield is determined in view of the Company’s historical dividend as well as expected future pay out rate.

In 2009 and 2010, the Company issued options to part-time employees and board members to purchase 1,755,000 and 300,000 ordinary shares at exercise prices in the range of $0.56 – $2.76 per share. These options are accounted for as equity awards. The options issued have 25% cliff vesting on their first anniversary, and the remaining shares vest 1/48 per month thereafter. The options expire 10 years from the date of grant.

The Company recorded share-based compensation expense of $335,327, $544,111 and $283,344 relating to these option grants for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, 1,924,665 and 1,402,694 options granted to part time employees and board members were outstanding and exercisable, respectively.

RSUs to Employees

The following table summarizes information regarding RSUs granted in the year ended December 31, 2009, 2010 and 2011, respectively:

Grant date	Number of RSUs issued	Fair value on grant date
May 26, 2009	707,278	$0.56
June 19, 2009	795,000	$0.86
November 14, 2009	360,000	$1.80
	1,862,278

Grant date	Number of RSUs issued	Fair value on grant date
March 19, 2010	2,539,750	$2.03
August 5, 2010	895,240	$3.17
	3,434,990

Grant date	Number of RSUs issued	Fair value on grant date
January 4, 2011	3,004,983	$6.08
June 28, 2011	4,360,800	$4.16
November 22, 2011	2,100,000	$8.00
	9,465,783

The RSUs were granted in anticipation of services to be provided from the employee during the respective vesting periods or in certain cases with performance conditions, in addition to the service condition (see last section of Note 18). The Company accounts for RSUs in accordance with ASC 718 and records the fair value of unvested shares equal to the market price on the date of grant with related compensation expense recognized over the vesting period. The Company granted 1,862,278, 3,434,990 and 9,465,783 RSUs, with an aggregate grant-date fair value of approximately $1.73 million, $7.99 million and $53.2 million, for the year ended December 31, 2009, 2010 and 2011, respectively. During the year ended December 31, 2009, 2010 and 2011, 2,786,688, 2,627,178 and 2,098,377 RSUs vested with a total grant-date fair value of $7.74 million, $5.97 million and $6.13 million, respectively. The fair value at the vesting date of the RSUs vested in 2009, 2010 and 2011 are about $2.63 million, $8.07 million and $13.9 million, respectively.

The following is a summary of RSU activities under the 2007 Plan in 2011:

	Number of RSUs outstanding	Weighted-average grant-date fair value
Unvested balance at December 31, 2010	5,931,291	$2.09
Granted	9,465,783	$5.62
Vested	(2,098,377)	$2.92
Forfeited	(185,469)	$4.53
Unvested balance at December 31, 2011	13,113,228	$4.47

As of December 31, 2011, there was $50,268,432 unrecognized compensation expense related to unvested share-based compensation of RSUs granted under the 2007 Plan, which is expected to be recognized over a weighted-average period of 1.31 years.

RSU modification

In December 2009, the Company’s Board of Directors approved an RSU modification to extend the deadline from January 15, 2010 to July 15, 2010 of the performance conditions for certain RSUs granted on January 16, 2008. Such performance conditions were met on April 15, 2010. Other terms of the option grants remain unchanged. The Company compared the fair value of the modified RSUs against the original awards as of the modification date and concluded that there is incremental compensation cost of $0.55 million to be recognized over the remaining vesting period (up to July 2010). Insignificant incremental charge has been recognized in 2009 due to proximity of modification date to the year end.

Stock Reserved for Future Issuance

As of December 31, 2011, the Company reserved the following shares of authorized but unissued ordinary shares for future issuance:

Stock options outstanding	18,006,007
RSUs outstanding	13,113,228
Ordinary shares available for grant	884,883
32,004,118

Stock options and RSUs based on milestones

During the year ended and as of December 31, 2011, the Company had granted and would grant equity awards to certain employees, based on respective stages during technology development (“Milestones”). In 2011, the Company granted 967,050 RSUs (fair value of which amounted to approximately $7.8 million on the date of grant) to certain employees which would vest commencing from the achievement of the Milestones. Upon the achievement of the Milestones, the Company will reward certain employee stock options to subscribe for ADSs of the Company.

The Company assessed the probability of each of the aforementioned Milestones and considered that none of the Milestones is probable as of December 31, 2011 and, accordingly, no expense was recorded in 2011 in connection with the RSUs and the stock options linked to the Milestones.

DISTRIBUTION OF PROFIT	12 Months Ended
Dec. 31, 2011
DISTRIBUTION OF PROFIT

19. DISTRIBUTION OF PROFIT

Pursuant to the relevant laws and regulations in the PRC applicable to foreign investment enterprises and the Articles of Association of the Company’s PRC subsidiaries, the Company is required to maintain a statutory reserve (“PRC statutory reserve”): a general reserve fund, which is non-distributable. The Company’s PRC subsidiaries are required to transfer 10% of their profit after taxation, as reported in their PRC statutory financial statements, to the general reserve fund until the balance reaches 50% of their registered capital. The general reserve fund may be used to make up prior year losses incurred and, with approval from the relevant government authority, to increase capital. PRC regulations currently permit payment of dividends only out of the Company’s PRC subsidiaries’ accumulated profits as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of net profit to Holding in the form of dividends. As of December 31, 2010 and 2011, total restricted net assets held by the Company’s PRC subsidiaries were $42.4 million and $54.6 million, respectively, which were not available for distribution to the Company. These amounts are made up of the registered capital of the Company’s PRC subsidiaries and the statutory reserves.

The Company has statutory reserve balance of $7,230,475 and $12,754,349 as of December 31, 2010 and 2011.

The Company’s appropriation of dividend to shareholders is discussed in Note 14(c).

RETIREMENT PLAN	12 Months Ended
Dec. 31, 2011
RETIREMENT PLAN

20. RETIREMENT PLAN

The Company’s local PRC employees are entitled to a retirement benefit, based on their basic salary upon retirement and their length of service in accordance with a state-managed pension plan. The PRC government is responsible for the pension liability to these retired staff. The Company is required to make contributions to the state-managed pension plan equivalent to certain percentage of the monthly basic salary, subject to a ceiling, of current local PRC employees. Local PRC employees are required to make contributions equivalent to certain percentage of their basic salary, subject to a ceiling. The Company’s contribution to the pension plan was $1,903,948, $2,438,199 and $3,947,464 for the years ended December 31, 2009, 2010 and 2011, respectively. The retirement benefits do not apply to expatriate employees.

In August 2001, the Company adopted a 401(k) plan for its expatriate employees and employees of a US subsidiary whereby eligible employees may contribute up to 15% of their compensation, on a pretax basis, subject to the maximum amount permitted by the Internal Revenue Code. Spreadtrum USA’s 401(k) plan is subject to the same limitation. The Company is not required to, and has not contributed to, either of these two 401(k) Plans.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

21. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Year ended December 31,
	2009	2010	2011
Net income (loss) attributable to holders of ordinary shares	$(19,316,469)	$67,194,438	$134,454,976
Weighted average shares outstanding – basic	134,431,135	141,739,261	143,312,424
Potential dilutive shares:
- Stock options	—	12,074,708	13,047,931
- RSUs	—	3,528,560	6,341,700
Weighted average shares outstanding – diluted	134,431,135	157,342,529	162,702,055

	Year ended December 31,
	2009	2010	2011
Income (loss) per share – basic	$(0.14)	$0.47	$0.94
Income (loss) per share – diluted	$(0.14)	$0.43	$0.83

Ordinary share equivalents of stock options are calculated using the treasury stock method. Under the treasury stock method, the proceeds from the assumed conversion of options and warrants are used to repurchase outstanding ordinary shares using the average fair value for the periods.

For the year ended December 31, 2009, ordinary share equivalent of 28,734,350 shares, related to corresponding stock options and RSUs, were excluded in the computation of diluted loss per share, as their effect would have been anti-dilutive due to the net loss reported in the year. For the years ended December 31, 2010 and 2011, outstanding stock options of 466,474 and 1,367,671 shares, respectively, were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

22. COMMITMENTS AND CONTINGENCIES

Operating lease as lessee

The Company has entered into operating leases for certain office space some of which contain renewal options. As of December 31, 2011, future minimum lease payments under non-cancelable operating leases were as follows:

Years ending:
December 31, 2012	1,558,709
December 31, 2013	1,222,620
December 31, 2014	623,001
December 31, 2015	150,613
December 31, 2016	87,857
Thereafter	—
Total minimum lease payments	3,642,800

Rental expenses under operating leases amounted to $1,219,194, $1,273,525 and $1,576,523 for the years ended December 31, 2009, 2010 and 2011, respectively.

Commitment to purchase technology

In December 2011, the Company entered into an agreement with a third party vendor under which the vendor would license certain technology to the Company. As of December 31, 2011 the Company had committed to pay non-refundable license fee and maintenance fee of $1.3 million to this vendor for technology to be received in 2012.

Commitment to equity investment

In December 2011, the Company entered into a strategic cooperation agreement and a joint venture agreement with a third party pursuant to which the Company and the third party agreed to set-up a joint venture (the “JV”) for the research and development of mobile phone platform software. The Company agreed to invest approximately RMB174.1 million (approximately $27.6 million) over three years into the JV to have a minority interest. As of date of these consolidated financial statements were approved for issuance, the Company had not made any payment and the JV was in the pre-operating stage.

R&D commitment

Pursuant to a Technique Cooperation Agreement with a third party, the Company is committed to contribute $2 million in cash in 2012 for the purpose to set up a laboratory jointly with the third party (Note 11(a)).

Legal contingencies

The Company is a party to legal matters and claims that are normal in the course of its operations. The Company has received some notices of claims for infringement of certain intellectual property, but believes that the likelihood of losses arising from such claims is remote as of December 31, 2011. While the Company also believes that the ultimate outcome of these matters, except for those described in the following paragraphs, will not have a material adverse effect on its financial position, results of operations and cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.

In November 2010, the Company submitted an arbitration application against a customer for breaching of its purchase commitment specified in certain sales agreements. In December 2010, the customer submitted a counter claim which requests the Company to compensate its losses, expenses and costs in the approximate amount of RMB11.2 million (US$1.7 million). The Company accrued a contingent loss of RMB5.6 million (approximately $0.8 million), being the amount of management’s estimated probable loss, for the arbitration case. As of December 31, 2011, the arbitration case was still under review and the Company assessed the accrual of contingent loss of RMB5.6 million (approximately $0.8 million) as appropriate.

In December 2011, Spreadtrum Shanghai received an arbitration summons from the Beijing Arbitration Commission for a supplier (the “Supplier”) alleging that Spreadtrum Shanghai had breached the terms of an agreement with the Supplier. The Supplier is seeking unpaid royalties, liquidated damages, and related fees and costs which, in the aggregate, should the Supplier prevail in the arbitration, would be material to the Company’s consolidated financial statements. However, Spreadtrum Shanghai believes the allegations by the Supplier are without merit and will defend the action vigorously. Spreadtrum Shanghai is currently in the process of collecting evidence and preparing its response to the Supplier, including potential counterclaims. Due to the early stage of the arbitration and the complexities and uncertainty surrounding the arbitration process, management is not able to make an estimate of the range of the reasonably possible loss, if any. Accordingly, no accrual for contingent loss was provided as of December 31, 2011.

SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT

23. SUBSEQUENT EVENT

In January 2012, the Company repurchased an aggregate of 1.5 million ADSs, representing 4.5 million ordinary shares, from the open market with an aggregate cash consideration of $31.0 million.

In January 2012, the Company cancelled 2.6 million ADSs of treasury stock, representing 7.8 million ordinary shares, which the Company repurchased in 2011.

In March 2012, the Company made an investment of $10 million in cash in an India based mobile manufacturer and obtained a non-controlling equity interest in the investee.

In March 2012, the Company announced that its board of directors had approved its fourth quarterly cash dividend of $0.10 per ADS, or approximately $0.0333 per ordinary share, and that the dividend payout amount would be approximately $4.6 million.